As filed with the Securities and Exchange Commission on January 8, 2001
                          Registration No. 333-34750




               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                 POST-EFFECTIVE AMENDMENT NO. 2
                           ON FORM S-8
                               TO
               REGISTRATION STATEMENT ON FORM S-4
                              Under
                   THE SECURITIES ACT OF 1933


                     RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in its Charter)

                 Delaware                         43-0303080
              (State or Other                    (IRS Employer
              Jurisdiction of                 Identification No.)
             Incorporation or
               Organization)

          1831 Chestnut Street, St. Louis, Missouri        63103-2275
          (Address of Principal Executive Offices)         (Zip Code)
                      _____________________



    RightCHOICE Managed Care, Inc. 1994 Equity Incentive Plan
          RightCHOICE Managed Care, Inc. Non-Employee Directors'
                        Stock Option Plan
                    (Full Title of the Plan)


                      Angela F. Braly, Esq.
Executive Vice President, General Counsel and Corporate Secretary
                 RightCHOICE Managed Care, Inc.
                      1831 Chestnut Street
                   St. Louis, Missouri  63103
                         (314) 923-4444
    (Name, Address, Including Zip Code, and Telephone Number,
           Including Area Code, of Agent For Service)
                      _____________________





  PART II - INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

     The   following   exhibits   are   submitted   herewith   or
incorporated by reference herein.

Exhibit      Exhibit
Number
4(c)         RightCHOICE   Managed  Care,   Inc.   1994   Equity
             Incentive Plan.

                           SIGNATURES

     The   Registrant.   Pursuant  to  the  requirements  of  the
Securities  Act  of 1933, the Registrant certifies  that  it  has
reasonable  grounds  to  believe  that  it  meets  all   of   the
requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on January 5, 2001.

                                   RightCHOICE Managed Care, Inc.
                                   (Registrant)

                              By:  /s/ John A. O'Rourke
                                   John A. O'Rourke
                                   Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on January 5, 2001 by the following persons in the capacities indicated.

Name                          Title

/s/ John A. O'Rourke          Chief Executive Officer and
John A. O'Rourke              Director (principal executive
                              officer)

/s/ Sandra Van Trease         President and Chief Financial
Sandra A. Van Trease          Officer and Chief Operating
                              Officer (principal financial and
                              accounting officer)

     *                        Director
William H.T. Bush

     *                        Director
Earle H. Harbison, Jr.

     *                        Director
Roger B. Porter, Ph.D.

     *                        Director
William J. Schicker

     *                        Director
Gloria W. White


* By:/s/ Angela F. Braly
     Attorney in Fact


                        INDEX TO EXHIBITS

Exhibit      Exhibit
Number
4(c)         RightCHOICE   Managed  Care,   Inc.   1994   Equity
             Incentive Plan.